              NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                          N/C TO CDKNET.COM, INC.
                                TECHNOLOGY                  CUSIP NO. 14983D 10
    NUMBER                       HORIZONS                         SHARES
                                   CORP.


          AUTHORIZED COMMON STOCK: 20,000,000 SHARES - PAR VALUE: $.0001


THIS CERTIFIES THAT







IS THE RECORD HOLDER OF

                                N/C CDKNET.COM, INC.

               Shares of TECHNOLOGY HORIZONS CORP. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of the its duly authorized officers.


Dated:



/s/ Steven A. Horowitz        [Corporate Seal]      /s/ Steven A. Horowitz
    --------------------                                --------------------
               SECRETARY                                           PRESIDENT

[Logo]INTERWEST TRANSFER CO. INC. P.O BOX 17136/SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED
                           --------------------------------------------------
                           COUNTERSIGNED  Transfer Agent-Authorized Signature

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NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
           TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ....... .Custodian. .......
           TEN ENT -- as tenants by the entireties                            (Cust)              (Minor)
           JT TEN  -- as joint tenants with right of                          under Uniform Gifts to Minors
                      survivorship and not as tenants                         Act .........................
                      in common                                                           (State)

                                   Additional abbreviations may also be used though not in the above list.


                      For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|_____________________________________|


------------------------------------------------------------------------------------------
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably con-
stitute and appoint

----------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------



                      ----------------------------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                              AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
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